WILLIAM BLAIR GROWTH STOCK CONFERENCE Ashish Masih Tuesday, June 13, 2017 Exhibit 99.1

SAFE HARBOR 1 The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, shareholder return, capital deployment and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, and its subsequent reports on Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

2 Total Revolving Debt Outstanding $1.0T1 Credit Card Net Charge-Off Rate 3.6%2 Approximate Revolving Debt Charged-Off Annually $45B3 Issuers Outsource to Collection Agencies and Law Firms Issuers Sell to Debt Buyers Primary Placements Secondary Placements Tertiary Placements We estimate approximately $15B of Face Value was sold in 2016 Issuers Sell to Debt Buyers 1. Federal Reserve – March 2017, excludes debt secured by real estate 2. Federal Reserve – Q1 2017, not seasonally adjusted 3. Assumes 20% Recovery Rate to Estimate Gross Charge-Offs IN Q1 2017, THE FEDERAL RESERVE REPORTED $1 TRILLION OF U.S. REVOLVING DEBT, EXPECTED TO DRIVE $45 BILLION IN CHARGE-OFFS

ENCORE IS A TOP-TIER, GLOBAL PLAYER IN THE CONSUMER DEBT PURCHASING AND RECOVERY INDUSTRY 3 15 Countries & Puerto Rico1 1/5 U.S. Consumers 1/8 U.K. Consumers 1/10 Colombian Consumers Scale Global Reach ~100M Consumer Accounts $1.7B 2016 Collections $5.8B Estimated Remaining Collections $0.9B 2016 Deployed Capital $9.8B 2016 Face Value of Debt Purchased 1. Includes countries where the Company has operations or has purchased portfolios

WE HAVE GROWN OUR GLOBAL FOOTPRINT CONSIDERABLY SINCE WE BEGAN BUYING DEBT IN THE LATE 1990’S 4

OUR SUPERIOR ANALYTICS AND DECISION SCIENCE ALLOW US TO BETTER UNDERSTAND CONSUMERS 5 Hardship strategies and removal from the collections process Remind consumers through legal messaging Enforce legal contract through formal channels Significant discounts and many small payments Payment plans and opportunities to build longer relationships Strong partnership and recovery opportunities Willingness to Pay Ability to Pay Low High High Low Encore’s individual underwriting approach to portfolio valuation accommodates our specialized operational strengths

WE MAINTAIN A SIGNIFICANT FOCUS ON DRIVING OPERATIONAL EFFICIENCIES AND REDUCING COSTS 6 Overall Cost to Collect* 47.6% 43.7% 42.2% 40.0% 39.1% 38.6% 39.2% 38.5% 30% 35% 40% 45% 50% 2009 2010 2011 2012 2013 2014 2015 2016 ⃰ Cost to Collect is defined and provided in Encore’s annual and quarterly filings with the SEC.

OUR ISSUER CERTIFICATION PROGRAM IS A KEY DIFFERENTIATOR 7 Cycle I: Request for Information Cycle II: On-Site Audit Cycle III: Post On-Site Follow-up Requests Cycle IV: Audit Report Received Approval/ Certification “Encore by far is the most transparent, prepared, and buttoned up of any debt buyer we’ve audited. You have raised and set a new bar in the industry.” - Top 5 Credit Card Issuer In 2016, Encore successfully completed 41 audits and is approved by all major domestic issuers • The certifications received through these audits are a prerequisite for purchasing debt from issuers • Encore has achieved certification from all major domestic issuers who sell their charged-off accounts Issuer Review/Audit Process

8 Total Estimated Remaining Collections 0 1,000 2,000 3,000 4,000 5,000 6,000 March 2013 March 2014 March 2015 March 2016 March 2017 United States Europe Other 1,911 4,758 5,080 $M 5,665 5,849 ERC CONTINUES TO GROW, WITH END OF Q1 REPRESENTING OUR HIGHEST LEVEL TO DATE

9 0 2,000 4,000 6,000 8,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Initial Projections Actual Cash Collections ($MM) Cumulative Collections - U.S. Core Note: U.S. Core market is defined as all non-bankruptcy direct from issuer unsecured credit card and personal installment loan sales ACTUAL CASH COLLECTIONS EXCEED OUR INITIAL PROJECTIONS

Our persistent focus on risk management and compliance has become a competitive advantage Our access to capital positions us well to benefit from improving market conditions Operational scale and cost leadership drive strong profitability through the cycle Our global operations enable us to refine collection strategies to improve liquidations Extensive investment in data analytics and behavioral science underpins our pricing accuracy ENCORE IS A GLOBAL MARKET LEADER IN THE DEBT PURCHASING AND RECOVERY INDUSTRY 10 1 5 2 3 4